1 Q1 2018 EARNINGS PRESENTATION May 3, 2018 Exhibit 99.2

2 Disclaimer Forward Looking Statements This presentation may contain forward looking statements for the purposes of the safe harbor provision under the Private Securities Litigation Reform Act of 1995. Forward-looking statements are identified by words such as “expect,” “anticipate,” “may,” “intends,” “believes,” “estimate,” “project,” and other similar expressions. Such statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from these forward looking statements. These factors include, but are not limited to, the factors described in BrightSphere’s filings made with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K, filed with the SEC on February 28, 2018, under the heading “Risk Factors.” Any forward-looking statements in this presentation are based on assumptions as of today and we undertake no obligation to update these statements as a result of new information or future events. We urge you not to place undue reliance on any forward-looking statements. Non GAAP Financial Measures This presentation contains non-GAAP financial measures. A reconciliation of GAAP to non-GAAP measures is included in the appendix to this presentation.

3 Overview and Highlights • Q1'18 U.S. GAAP EPS of $0.52 up from $0.19 in Q1’17 • Q1'18 ENI per share of $0.50 up 47.1% from Q1'17 ENI per share of $0.34, primarily driven by increases in average assets under management and weighted average fee rate • Net Client Cash Flows of $1.9 billion for Q1'18 producing an annualized revenue impact of $19.0 million for Q1 (2% of beginning run-rate management fees) ◦ Q1'18 inflows of $10.3 billion at approximately 49 bps and outflows and disposals of $(8.4) billion at approximately 37 bps • AUM of $240.1 billion down (1.2)% from Q4'17 driven by positive net client cash flows offset by market and other declines ◦ Down (3.8)% from Q1'17 primarily impacted by the sale of Heitman partially offset by market appreciation • Investment performance remained strong in the first quarter ◦ Strategies representing 62%, 72% and 79% of revenue outperformed benchmarks on a 1-, 3- and 5-year basis at March 31, 2018 • As of April 30, 1.7 million shares repurchased in the open market (or $26 million) at a weighted average price of $15.10/share in 2018 • Increase in quarterly dividend to $0.10 per share, up 11% • Rebranding to BrightSphere Investment Group and management transition complete ___________________________________________________________ Please see definitions and additional notes.

4 Growth Strategy BrightSphere’s multi-boutique model is well positioned for growth, with four key areas of focus... ___________________________________________________________ Please see definitions and additional notes

5 $260 $240 $220 $200 $180 $160 Q1'17 Q1'18 $249.7 $(32.4) $(1.6) $24.4 $240.1 AUM AUM by Affiliate $B %Total $ 99.5 41% 86.7 36% 5.2 2% 6.1 3% 2.0 1% 16.2 7% 24.4 10% Total $ 240.1 100% AUM Progression and Mix AUM Progression (Last 12 Months) AUM Mix (3/31/18) AUM AUM by Asset Class $B %Total US Equity - large cap value $ 54.2 22% US Equity - all other 22.4 9% International Equity 54.5 23% Global Equity 40.5 17% Emerging Markets Equity 31.3 13% Alternatives 23.3 10% Fixed Income 13.9 6% Total $ 240.1 100% AUM Progression (1st Quarter) $260 $240 $220 $200 $180 $160 Q4'17 Q1'18 $243.0 $1.9 $(4.8) $240.1 AUM at Period End As % of BoP AUM Removal of Heitman Net flows Market and other % Change: (3.8)% % Change: (1.2)% (2.0)% 0.8% (0.6)% 9.8% ________________________________________________ Please see definitions and additional notes $B $B (13.0)% Net flows Market and other

6 Strong Investment Performance Products representing ≥ 62% of revenue outperforming on a 1-, 3- and 5-year basis Commentary • BrightSphere uses revenue-weighted performance as its primary investment metric ◦ Ties investment performance to business performance ◦ Reflects percent of management fee revenue in products outperforming their benchmarks (1) • BrightSphere also uses equal-weighted performance as it considers earlier stage products that may grow to have significant impact • Asset-weighted performance is broadly used across the industry ___________________________________________________________ (1) Excludes revenue in products which are not benchmarked; includes management fee revenue from equity-accounted Affiliates in the analysis. (2) Data as of March 31, 2018. (3) Revenue-Weighted: Calculates each strategy’s percentage weight by taking its estimated composite revenue over total composite revenues in each period, then sums the total percentage of strategies outperforming. (4) Equal-Weighted (>$100m): Each strategy over $100m has the same weight, then sums the total percentage of strategies outperforming. (5) Asset-Weighted: Calculates each strategy’s percentage weight by taking its composite AUM over total composite AUM in each period, then sums the total percentage of strategies outperforming. (6) Barrow Hanley’s Windsor II Large Cap Value account AUM and return are separated from Barrow Hanley’s Large Cap Value composite in revenue-weighted, equal-weighted and asset-weighted outperformance percentage calculations. (7) Performance data as of December 31, 2017 removes Heitman composites from the calculation. 100% 80% 60% 40% 20% 0% 1-Year 3-Year 5-Year 57% 69% 74% 100% 80% 60% 40% 20% 0% 1-Year 3-Year 5-Year 59% 72% 75% 100% 80% 60% 40% 20% 0% 1-Year 3-Year 5-Year 62% 72% 79% Revenue-Weighted (2)(3)(6)(7) Equal-Weighted (>$100m) (2)(4)(6)(7) Asset-Weighted (2)(5)(6)(7) % outperformance vs. benchmark % outperformance vs. benchmark % outperformance vs. benchmark Q4'17 65% 72% 83% Q1'17 46% 59% 75% Q4'17 59% 69% 82% Q1'17 49% 66% 78% Q4'17 61% 71% 74% Q1'17 37% 49% 63%

7 Derived Average Weighted NCCF ($b)(2) Net Client Cash Flows and Revenue Impact AUM Net Client Cash Flows (“NCCF”) $20 $15 $10 $5 $0 -$5 -$10 $11.3 $13.5 $0.7 $(6.6) $7.3 $(3.4) $(7.5) $14.6 $0.8 $13.1 $12.2 $6.8 $19.0 Revenue Impact of NCCF(1) Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3(3) Q4(3) Q1 47 46 46 45 38 46 42 44 43 53 54 57 49 30 31 32 37 40 32 38 35 32 35 40 32 37 2015 2016 2017 2018 $18.9 $11.0 $32.9 $19.0 Bps inflows Bps outflows ___________________________________________________________ (1) Annualized revenue impact of net flows represents the difference between annualized management fees expected to be earned on new accounts and net assets contributed to existing accounts, less the annualized management fees lost on terminated accounts or net assets withdrawn from existing accounts, including equity-accounted Affiliates. Annualized revenue is calculated by multiplying the annual gross fee rate for the relevant account by the net assets gained in the account in the event of a positive flow or the net assets lost in the account in the event of an outflow. (2) Derived Average Weighted NCCF reflects the implied NCCF if annualized revenue impact of net flows represents asset flows at the weighted fee rate for BSIG (i.e. 41.1 bps in Q1'18). For example, NCCF annualized revenue impact of $19.0 million divided by average weighted fee rate of BSIG’s AUM of 41.1 bps equals the derived average weighted NCCF of $4.6 billion. (3) Heitman AUM and flows have been removed from this data. $4 $2 $0 -$2 -$4 $(0.2) $0.8 $(2.5) $(3.2) $2.4 $(2.9) $(2.6) $1.5 $(2.5) $(0.3) $0.5 $(3.7) $1.9 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3(3) Q4(3) Q1 $ 3.3 $ 3.9 $ 0.2 $(1.9) $ 2.1 $(1.0) $(2.1) $ 4.0 $ 0.2 $ 3.4 $ 3.2 $ 1.7 $4.6 2015 2016 2017 2018 $(5.1) $(1.6) $(6.0) $1.9 $B $M

8 ___________________________________________________________ (1) Excluding net catch-up fees, the weighted average fee rate for alternatives and hard asset disposals is 80 bps and 80 bps, respectively, for the three months ended March 31, 2018. (2) Heitman AUM and flows have been removed from this data. (3) Annualized revenue impact of net flows represents the difference between annualized management fees expected to be earned on new accounts and net assets contributed to existing accounts, less the annualized management fees lost on terminated accounts or net assets withdrawn from existing accounts, including equity-accounted Affiliates. Annualized revenue is calculated by multiplying the annual gross fee rate for the relevant account by the net assets gained in the account in the event of a positive flow or the net assets lost in the account in the event of an outflow. (4) Average fee rate represents the average blended fee rate on assets for each asset class for the three months ended March 31, 2018. $4 $3 $2 $1 $0 -$1 -$2 -$3 -$4 -$5 -$6 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 $(2.9) $(2.8) $(2.4) $(3.4) $(1.6) $0.4 $1.0 $1.3 $(1.7) $0.1 $(0.9) $(0.4) $0.1 $0.7 $(0.4) $1.0 $2.1 $1.9 $1.6 $2.8 Hard asset disposals $24 $20 $16 $12 $8 $4 $0 -$4 -$8 -$12 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 $(5.5) $(7.3) $(4.9) $(6.7) $(2.1) $(1.2) $5.9 $6.7 $(0.9) $(1.6) $(0.5) $(0.2) $0.5 $(2.5) $9.4 $15.6 $13.1 $14.9 $22.1 Net Client Cash Flows Breakdown AUM Net Client Cash Flows (“NCCF”) - by Asset Class Revenue Impact of NCCF - by Asset Class Total Revenue Impact(3) $0.8 $13.1 $12.2 $6.8 $19.0 U.S. Equity Global/non-U.S. Equity Fixed Income Alternatives Avg. Fee Rate (bps)(4) Total NCCF $(2.5) $(0.3) $0.5 $(3.7) $1.9 20 25 41 112 $M$B 112 $(0.8) $(0.6) $(0.2) $(0.1) (2) $(0.1) $(0.1) (2) (2) (2) $(0.3) $(0.6) $(0.3) $(0.3) $(0.1) (1) (1)

9 Financial Highlights – Q1 2018 v. Q1 2017 • Q1'18 economic net income up 41.1% to $54.9 million ($0.50 per share) from $38.9 million ($0.34 per share) in Q1'17 • ENI revenue increase of $49.0 million, or 24.6%, to $247.8 million in Q1'18 ◦ Management fees increased 25.2% to $245.0 million, including net catch-up fees(1), reflecting a 14.1% increase in consolidated Affiliate average AUM along with a 3.6 bps increase in average yield to 41.0 bps(2) ◦ Performance fees increased to $2.0 million in Q1'18 from $0.2 million in Q1'17 • The sum of ENI operating expense and variable compensation rose 17.4% to $148.5 million, driven by higher fixed compensation and benefits, G&A and variable compensation ◦ Operating expenses up 12.4% from year-ago quarter to $84.6 million, reflecting ongoing investment in the business, while the operating expense ratio(3) decreased (395) bps to 34.5% reflecting the impact of net catch- up fees(1) and Center expense reduction ◦ Variable compensation up 24.8% to $63.9 million, representing 39.2% of earnings before variable compensation, primarily due to growth of earnings before variable compensation • ENI operating margin of 40.1% improved 370 bps over operating margin of 36.4% in year-ago quarter • Adjusted EBITDA of $79.0 million, a 31.9% increase from $59.9 million in Q1'17 • Third party debt of $392.9 million(4) at March 31, 2018 represents 1.3x trailing twelve months Adjusted EBITDA • Q1’18 effective tax rate of 23.1% decreased primarily due to impact of U.S. Tax Act, offset by increase in U.K. taxes ___________________________________________________________ Please see definitions and additional notes. (1) Net catch-up fees reflect payment of fund management fees back to the initial closing date for certain products with multiple closings, less placement fees paid to third parties related to these funds. (2) Excludes equity-accounted Affiliates. Weighted average fee rate expected to be in range of 38-39 bps for 2018. (3) The Operating Expense Ratio reflects total ENI operating expenses as a percent of management fees. (4) Excludes non-recourse borrowings.

10 45 40 35 30 25 20 Q1'17 Q2'17 Q3'17 Q4'17 Q1'18 37.3 37.3 37.4 37.7 38.0 Average AUM(1) $300 $250 $200 $150 $100 $50 $0 Q1'17 Q2'17 Q3'17 Q4'17 Q1'18 $212 $221 $229 $237 $242 ENI Per Share(5) Pre-tax ENI $80 $70 $60 $50 $40 $30 Q1'17 Q2'17 Q3'17 Q4'17 Q1'18 $52 $58 $63 $61 $70 $0.60 $0.50 $0.40 $0.30 $0.20 $0.10 $0.00 Q1'17 Q2'17 Q3'17 Q4'17 Q1'18 $0.34 $0.39 $0.42 $0.39 $0.49 ENI Revenue(2) $280 $240 $200 $160 $120 $80 $40 Q1'17 Q2'17 Q3'17 Q4'17 Q1'18 $199 $210 $228 $238 $246 $248 ___________________________________________________________ Please see definitions and additional notes. (1) Operational information (AUM and flows) excludes Heitman beginning in the third quarter of 2017. (2) ENI Revenue consists of management fees, performance fees, and other income, which primarily consists of earnings of our equity-accounted Affiliates. (3) Represents fee rate for consolidated Affiliates; excludes fees for equity-accounted Affiliates. (4) ENI Operating Margin represents ENI operating margin before Affiliate key employee distributions. This is a non-GAAP efficiency measure, calculated based on ENI operating earnings divided by ENI Revenue. (5) ENI per share is calculated as economic net income divided by weighted average diluted shares outstanding. (6) Net catch-up fees reflect payment of fund management fees back to the initial closing date for certain products with multiple closings, less placement fees paid to third parties related to these funds. Consolidated Asset Growth and Fee Mix Benefits Q1'18 Results Despite Recent Volatile Markets $200 $150 $100 $50 Q2’15 Q3’15 Q4’15 Q1’16 Q2’16 $167 $163 $161 $153 $249 Fee Rate (Basis Points)(3) ENI Operating Margin(4) $0.44 $0.34 $0.42 % Change Q1'17 to Q1'18: (0.5)% % Change Q1'17 to Q1'18: 24.6% % Change Q1'17 to Q1'18: 47.1% $252 Performance Fees $221 $0.43 Performance Fees $248 % Change ex. perf. fees: 23.8% $72 $52 $63 $71 Performance Fees% Change Q1'17 to Q1'18: 36.3% 45% 38% 31% 24% 17% 10% Q1'17 Q2'17 Q3'17 Q4'17 Q1'18 36.3% 37.9% 38.7% 36.7% 40.0% 40.1% 36.4% 38.1% 38.9% Performance Fees $0.50 % Change ex. perf. fees: 35.0% $m$b $m $228 $64 38.8% 2.3% 3.3% 14.7% 25.6% % Change ex perf. fees: 44.1% (0.4)% 13.6% (1.8)% Equity-accounted Affiliates $239 $231 $245 2.4% % Change, consolidated Affiliates: 14.1% $255 $246 $199 Net catch-up fees(6) 37.4 37.5 38.4 39.2 41.0

11 Management Fee Growth Driven By Increase in Average Assets at Consolidated Affiliates With Higher Fee Products ___________________________________________________________________________________________________________ (1) Figures in parenthesis represent the percent of the total respective bar. (2) Excludes equity-accounted Affiliates. (3) Excluding net catch-up fees the total weighted average fee rate is 37.3 bps and 38.0 bps for the three months ended March 31, 2017 and 2018, respectively. (4) Excluding net catch-up fees the alternatives weighted average fee rate is 82 bps and 80 bps for the three months ended March 31, 2017 and 2018, respectively. (5) Excluding net catch-up fees the alternatives ENI management fee revenue is $35.1 million and $44.2 million for the three months ended March 31, 2017 and 2018, respectively. $250 $200 $150 $100 $50 $0 Q1 2017 Q1 2018 $212.4 $242.4 ENI Management Fee Revenue by Asset Class(1)(2)Average AUM and Fee Rate by Asset Class(1)(2) U.S. Equity Global/non-U.S. Equity Fixed Income Alternatives Avg. Fee Rate (bps) $B Avg. AUM % Change 29% 1% 27% (3)% 25 % Change: 14.1% 42 21 83 25 41 20 112 $250 $200 $150 $100 $50 $0 Q1 2017 Q1 2018 $195.7 $245.0 $M % Change 76% (4)% 24% (4)% % Chan ge: 25.2% $80.5 (38%) $101.1 (48%) $ 13.5 (6%) $17.3 (8%) $22.4 (9%) $13.6 (6%) $128.3 (53%) $78.1 (32%) $49.6 (25%) $103.7 (53%) $35.3 (18%) $7.1 (4%) $ 47.6 (19%) $128.6 (53%) $62.0 (25%) $6.8 (3%) 37.4 41.0 (3) (3) (4) (4) (5) (5)

12 Total ENI Operating Expenses ($M) Q1'18 Q4'17 Q1'17 Q-O-Q Q-O-Q $M % of MFs(2) $M % of MFs(2) $M % of MFs(2) Q1'18 vs. Q4'17 Q1'18 vs. Q1'17 Fixed compensation and benefits $ 46.9 19.1% $ 45.8 19.6% $ 42.8 21.9% 2% 10% G&A expenses (excl. sales based compensation) 29.4 12.0% 30.6 13.1% 25.6 13.1% (4)% 15% Depreciation and amortization 3.4 1.4% 3.3 1.4% 2.5 1.2% 3% 36% Core operating expense subtotal $ 79.7 32.5% $ 79.7 34.1% $ 70.9 36.2% —% 12% Sales based compensation 4.9 2.0% 5.1 2.2% 4.4 2.2% (4)% 11% Total ENI operating expenses $ 84.6 34.5% $ 84.8 36.3% $ 75.3 38.5% —% 12% Note: Management fees $ 245.0 $ 233.9 $ 195.7 5% 25% Note: Management fees excluding net catch-up fees 227.2 225.3 195.5 1% 16% • Total ENI operating expenses reflect Affiliate operating expenses, Center expenses and key initiatives, including Global Distribution (excluding variable compensation) • Q1'18 operating expense ratio(1) decreased to 34.5% for the period, reflecting higher net catch-up fees and Center expense reduction • Expense increase reflects higher fixed compensation and benefits and general and administrative expenses as a result of normal growth of the business • Operating expense ratio(1) is expected to normalize in Q2-Q4. Full-year operating expense ratio(1) expected to be approximately 36% __________________________________________________________ (1) Operating expense ratio reflects total ENI operating expenses as a percent of management fees. (2) Represents reported ENI management fee revenue. BrightSphere Benefited From Scale Efficiencies Commentary

13 Variable Compensation ($M) Q-O-Q Q-O-Q Q1'18 Q4'17 Q1'17 Q1'18 vs. Q4'17 Q1'18 vs. Q1'17 Cash variable compensation $ 59.7 $ 64.3 $ 45.0 (7)% 33% Add: Non-cash equity-based award amortization 4.2 5.3 6.2 (21)% (32)% Variable compensation 63.9 69.6 51.2 (8)% 25% Earnings before variable compensation $ 163.2 $ 167.5 $ 123.5 (3)% 32% Variable Compensation Ratio (VC as % of earnings before variable comp.) 39.2% 41.6% 41.5% (240) bps (230) bps • Variable compensation typically awarded based on contractual percentage (e.g., ~25 – 35%) of each Affiliate’s ENI earnings before variable compensation, plus Center bonuses; also includes contractual split of certain performance fees ◦ Affiliate variable compensation includes cash and equity provided through recycling ◦ Center variable compensation includes cash and BSIG equity • In Q1’18, cash variable compensation up primarily as a result of higher earnings before variable compensation; reduction in non- cash amortization reflects Center cost reduction • Q1’18 Variable Compensation Ratio decreased to 39.2% from 41.5% in the year-ago quarter; ratio decreased due to higher growth in earnings before variable compensation and lower Center variable compensation • Full-year Variable Compensation Ratio expected to be approximately 41% ___________________________________________________________ Please see definitions and additional notes. Cash Variable Compensation In Line With Business Profitability Commentary

14 Affiliate Key Employee Distributions ($M) Q-O-Q Q-O-Q Q1'18 Q4'17 Q1’17 Q1'18 vs. Q4'17 Q1'18 vs. Q1'17 Earnings after variable compensation (ENI operating earnings) $ 99.3 $ 97.9 $ 72.3 1% 37% Less: Affiliate key employee distributions (23.7) (21.8) (14.9) 9% 59% Earnings after Affiliate key employee distributions $ 75.6 $ 76.1 $ 57.4 (1)% 32% Affiliate Key Employee Distribution Ratio ( / ) 23.9% 22.3% 20.6% 160 bps 326 bps • Represents employees’ share of profit from their respective Affiliates, in some cases following an initial preference to BSIG and other equity holders(1) • Q1'18 distribution ratio of 23.9% higher than Q1'17 primarily due to relative growth (particularly net catch-up fees) at Affiliates with higher employee ownership and leveraged equity structures • Full-year distribution ratio expected to be approximately 22% __________________________________________________________ (1) For consolidated Affiliates. Distribution Ratio Increased Due to Continued Growth and Certain Leveraged Employee Equity Structures Commentary A B A B

15 Balance Sheet ($M) March 31, 2018 December 31, 2017 Assets Cash and cash equivalents $ 177.1 $ 186.3 Investment advisory fees receivable 211.5 208.3 Investments 207.9 244.4 Other assets 694.6 698.8 Assets of consolidated Funds 144.3 153.9 Total assets $ 1,435.4 $ 1,491.7 Liabilities and shareholders’ equity Accounts payable and accrued expenses $ 127.6 $ 241.0 Due to OM plc 53.7 59.1 Non-recourse borrowings — 33.5 Third party borrowings 392.9 392.8 Other liabilities 645.7 583.5 Liabilities of consolidated Funds 6.3 10.5 Total liabilities 1,226.2 1,320.4 Shareholders’ equity 122.7 75.4 Non-controlling interests, including NCI of consolidated Funds 86.5 95.9 Total equity 209.2 171.3 Total liabilities and equity $ 1,435.4 $ 1,491.7 Average quarterly diluted shares (ENI) 109.6 109.9 Leverage ratio(1) 1.3x 1.4x Balance Sheet Management Provides Ongoing Opportunities to Increase Shareholder Value • $0.10 per share interim dividend approved, reflecting 20% payout rate ◦ Payable June 29 to shareholders of record as of June 15 ◦ 11% increase from prior dividend rate of $0.09 per share per quarter • Financial capacity remains for potential cash acquisition ◦ After-tax proceeds from Heitman transaction in addition to cash generation and borrowing ability ◦ Full capacity available on $350 million Revolving Credit Facility • Through April 30, the Company has purchased 1,714,091 shares in the open market at a weighted average price of $15.10/share in 2018 • March 31 leverage ratio (Debt / Adj. EBITDA) of 1.3x below target range of 1.75x - 2.25x • Cash of $177.1 million includes $56.3 million at the Affiliates and $120.8 million at the Center • Repaid full $33.5 million non-recourse seed facility during the quarter • Shareholders’ equity impacted by approximately $43 million net gain on Heitman sale Capital Dividend, Investment & Buyback _______________________________________________________________ (1) Excludes non-recourse borrowings as of December 31, 2017.

16 Appendix

17 i. Exclude non-cash expenses representing changes in the value of Affiliate equity and profit interests held by Affiliate key employees ii. Exclude non-cash amortization or impairment expenses related to acquired goodwill and other intangibles, as well as the amortization of acquisition-related contingent consideration and the value of employee equity owned prior to acquisitions. Please note that the revaluations related to these acquisition-related items are included in (1) above iii. Exclude capital transaction costs including the costs of raising debt or equity, gains or losses realized as a result of redeeming debt or equity and direct incremental costs associated with acquisitions of businesses or assets iv. Exclude gains/losses on seed capital and co- investments, as well as related financing costs v. Include cash tax benefits related to tax amortization of acquired intangibles vi. Exclude results of discontinued operations as they are not part of the ongoing business, and restructuring costs incurred in continuing operations which represent an exit from a distinct product or line of business vii. Exclude one-off tax benefits or costs unrelated to current operations Reconciliation: GAAP to ENI and Adjusted EBITDA(1) ENI Adjustments($M) Three Months Ended March 31, 2018 2017 U.S. GAAP net income attributable to controlling interests $ 57.3 $ 21.4 Adjustments to reflect the economic earnings of the Company: Non-cash key employee-owned equity and profit interest revaluations(2) 29.9 11.9 Amortization of acquired intangible assets, acquisition-related consideration and pre- acquisition employee equity(2) 19.2 19.2 Capital transaction costs(2) — — Seed/Co-investment (gains) losses and financings(2) 1.8 (5.8) Tax benefit of goodwill and acquired intangible deductions 1.5 2.2 Discontinued operations and restructuring(3) (65.6) 0.1 Total adjustment to reflect earnings of the Company $ (13.2) $ 27.6 Tax effect of above adjustments(2) 4.0 (10.2) ENI tax normalization 6.8 0.1 Economic net income $ 54.9 $ 38.9 ENI net interest expense to third parties 4.2 5.0 Depreciation and amortization 3.4 2.5 Tax on Economic Net Income 16.5 13.5 Adjusted EBITDA $ 79.0 $ 59.9 ___________________________________________________________ (1) Refer to slide 2. For further information and additional reconciliations between GAAP and non-GAAP measures, see the Company’s quarterly earnings release on Form 8-K and Quarterly Report on Form 10-Q. (2) Tax-affected items for which adjustments are included in “Tax effect of above adjustments” line; includes restructuring component of discontinued operations and restructuring line taxed at 27.3% U.S. statutory rate (including state tax) and 40.2% U.S. statutory tax rate in 2017 (including state tax). (3) Included in restructuring for the three months ended March 31, 2018 is the $65.7 million pre-tax gain on the sale of Heitman. 1 3 2 4 5 1 2 3 4 5 6 7 7 6

18 Definitions and Additional Notes References to “BrightSphere” “BSIG” or the “Company” refer to BrightSphere Investment Group plc; references to “OM plc” refer to Old Mutual plc, the Company’s former parent; references to “BSUS” or the “Center” refer to the holding company excluding the Affiliates; references to "Landmark" refer to Landmark Partners, LLC, acquired by the Company in August 2016. BrightSphere operates its business through seven boutique asset management firms (the “Affiliates”). BrightSphere’s distribution activities are conducted in various jurisdictions through affiliated companies in accordance with local regulatory requirements. The Company uses a non-GAAP performance measure referred to as economic net income (“ENI”) to represent its view of the underlying economic earnings of the business. ENI is used to make resource allocation decisions, determine appropriate levels of investment or dividend payout, manage balance sheet leverage, determine Affiliate variable compensation and equity distributions, and incentivize management. The Company’s ENI adjustments to U.S. GAAP include both reclassifications of U.S. GAAP revenue and expense items, as well as adjustments to U.S. GAAP results, primarily to exclude non-cash, non-economic expenses, or to reflect cash benefits not recognized under U.S. GAAP. The Company re-categorizes certain line items on the income statement to:  • exclude the effect of Fund consolidation by removing the portion of Fund revenues, expenses and investment return which is not attributable to its shareholders. • include within management fee revenue any fees paid to Affiliates by consolidated Funds, which are viewed as investment income under U.S. GAAP. • include the Company’s share of earnings from equity-accounted Affiliates within other income, rather than investment income; • treat sales-based compensation as a general and administrative expense, rather than part of fixed compensation and benefits; • identify separately from operating expenses, variable compensation and Affiliate key employee distributions, which represent Affiliate earnings shared with Affiliate key employees. • net the separate revenues and expenses recorded under U.S. GAAP for certain Fund expenses initially paid by the Company’s Affiliates on the Fund’s behalf and subsequently reimbursed, to better reflect the actual economics of its business.   The Company also makes the following adjustments to U.S. GAAP results to more closely reflect its economic results by: i. excluding non-cash expenses representing changes in the value of Affiliate equity and profit interests held by Affiliate key employees. These ownership interests may in certain circumstances be repurchased by BrightSphere at a value based on a pre-determined fixed multiple of trailing earnings and as such this value is carried on the Company’s balance sheet as a liability. Non-cash movements in the value of this liability are treated as compensation expense under U.S. GAAP. However, any equity or profit interests repurchased by BrightSphere can be used to fund a portion of future variable compensation awards, resulting in savings in cash variable compensation that offset the negative cash effect of repurchasing the equity. ii. excluding non-cash amortization or impairment expenses related to acquired goodwill and other intangibles as these are non-cash charges that do not result in an outflow of tangible economic benefits from the business. It also excludes the amortization of acquisition-related contingent consideration, as well as the value of employee equity owned pre-acquisition, as occurred as a result of the Landmark transaction, where such items have been included in compensation expense as a result of ongoing service requirements for certain employees. Please note that the revaluations related to these acquisition-related items are included in (i) above. iii. excluding capital transaction costs, including the costs of raising debt or equity, gains or losses realized as a result of redeeming debt or equity and direct incremental costs associated with acquisitions of businesses or assets. iv. excluding seed capital and co-investment gains, losses and related financing costs. The net returns on these investments are considered and presented separately from ENI because ENI is primarily a measure of the Company’s earnings from managing client assets, which therefore differs from earnings generated by its investments in Affiliate products, which can be variable from period to period. v. including cash tax benefits associated with deductions allowed for acquired intangibles and goodwill that may not be recognized or have timing differences compared to U.S. GAAP. vi. excluding the results of discontinued operations attributable to controlling interests since they are not part of the Company’s ongoing business, and restructuring costs incurred in continuing operations which represent an exit from a distinct product or line of business. vii. excluding deferred tax resulting from changes in tax law and expiration of statutes, adjustments for uncertain tax positions, deferred tax attributable to intangible assets and other unusual items not related to current operating results to reflect ENI tax normalization.

19 The Company adjusts its income tax expense to reflect any tax impact of its ENI adjustments.  Please see Slide 17 for a reconciliation of U.S. GAAP net income attributable to controlling interests to economic net income. Adjusted EBITDA  Adjusted EBITDA is defined as economic net income before interest, income taxes, depreciation and amortization. The Company notes that its calculation of Adjusted EBITDA may not be consistent with Adjusted EBITDA as calculated by other companies. The Company believes Adjusted EBITDA is a useful liquidity metric because it indicates the Company’s ability to make further investments in its business, service debt and meet working capital requirements. Please see Slide 17 for a reconciliation of U.S. GAAP net income attributable to controlling interests to ENI and Adjusted EBITDA. Methodologies for calculating investment performance(1):  Revenue-weighted investment performance measures the percentage of management fee revenue generated by Affiliate strategies which are beating benchmarks. It calculates each strategy’s percentage weight by taking its estimated composite revenue over total composite revenues in each period, then sums the total percentage of revenue for strategies outperforming.   Equal-weighted investment performance measures the percentage of Affiliates’ scale strategies (defined as strategies with greater than $100 million of AUM) beating benchmarks. Each outperforming strategy over $100 million has the same weight; the calculation sums the number of strategies outperforming relative to the total number of composites over $100 million.   Asset-weighted investment performance measures the percentage of AUM in strategies beating benchmarks. It calculates each strategy’s percentage weight by taking its composite AUM over total composite AUM in each period, then sums the total percentage of AUM for strategies outperforming.   ENI operating earnings ENI operating earnings represents ENI earnings before Affiliate key employee distributions and is calculated as ENI revenue, less ENI operating expense, less ENI variable compensation. It differs from economic net income because it does not include the effects of Affiliate key employee distributions, net interest expense or income tax expense. ENI operating margin The ENI operating margin, which is calculated before Affiliate key employee distributions, is used by management and is useful to investors to evaluate the overall operating margin of the business without regard to the Company’s various ownership levels at each of the Affiliates. ENI operating margin is a non-GAAP efficiency measure, calculated based on ENI operating earnings divided by ENI revenue. The ENI operating margin is most comparable to the Company’s U.S. GAAP operating margin. ENI management fee revenue ENI Management fee revenue corresponds to U.S. GAAP management fee revenue. Net catch-up fees Net catch-up fees represent payment of fund management fees back to the initial closing date for certain products with multiple closings, less placement fees paid to third parties related to these funds.   ENI operating expense ratio The ENI operating expense ratio is used by management and is useful to investors to evaluate the level of operating expense as measured against the Company’s recurring management fee revenue. The Company has provided this ratio since many operating expenses, including fixed compensation & benefits and general and administrative expense, are generally linked to the overall size of the business. The Company tracks this ratio as a key measure of scale economies at BrightSphere because in its profit sharing economic model, scale benefits both the Affiliate employees and BrightSphere shareholders. Definitions and Additional Notes ___________________________________________________________ (1) Barrow Hanley’s Windsor II Large Cap Value account AUM and return are separated from Barrow Hanley’s Large Cap Value composite in revenue-weighted, equal-weighted and asset- weighted outperformance percentage calculations.

20 Definitions and Additional Notes ENI earnings before variable compensation ENI earnings before variable compensation is calculated as ENI revenue, less ENI operating expense. ENI variable compensation ratio The ENI variable compensation ratio is calculated as variable compensation divided by ENI earnings before variable compensation. It is used by management and is useful to investors to evaluate consolidated variable compensation as measured against the Company’s ENI earnings before variable compensation. Variable compensation is usually awarded based on a contractual percentage of each Affiliate’s ENI earnings before variable compensation and may be paid in the form of cash or non-cash Affiliate equity or profit interests. Center variable compensation includes cash and BrightSphere equity. Non-cash variable compensation awards typically vest over several years and are recognized as compensation expense over that service period. The variable compensation ratio at each Affiliate will typically be between 25% and 35%. ENI Affiliate key employee distribution ratio The Affiliate key employee distribution ratio is calculated as Affiliate key employee distributions divided by ENI operating earnings. The ENI Affiliate key employee distribution ratio is used by management and is useful to investors to evaluate Affiliate key employee distributions as measured against the Company’s ENI operating earnings. Affiliate key employee distributions represent the share of Affiliate profits after variable compensation that is attributable to Affiliate key employee equity and profit interests holders, according to their ownership interests. At certain Affiliates, BSUS is entitled to an initial preference over profits after variable compensation, structured such that before a preference threshold is reached, there would be no required key employee distributions, whereas for profits above the threshold the key employee distribution amount would be calculated based on the key employee economic percentages, which range from approximately 20% to 40% at its consolidated Affiliates.   U.S. GAAP operating margin U.S. GAAP operating margin equals operating income from continuing operations divided by total revenue. Consolidated Funds Financial information presented in accordance with U.S. GAAP may include the results of consolidated pooled investment vehicles, or Funds, managed by the Company’s Affiliates, where it has been determined that these entities are controlled by the Company. Financial results which are “attributable to controlling interests” exclude the impact of Funds to the extent it is not attributable to the Company’s shareholders.   Annualized revenue impact of net flows (“NCCF”) Annualized revenue impact of net flows represents the difference between annualized management fees expected to be earned on new accounts and net assets contributed to existing accounts, less the annualized management fees lost on terminated accounts or net assets withdrawn from existing accounts, including equity-accounted Affiliates. Annualized revenue is calculated by multiplying the annual gross fee rate for the relevant account by the net assets gained in the account in the event of a positive flow or the net assets lost in the account in the event of an outflow and is designed to provide investors with a better indication of the potential financial impact of net client cash flows.   Hard asset disposals Net flows include hard asset disposals and fund distributions made by BrightSphere’s Affiliates.  This category is made up of investment-driven asset dispositions by Landmark, investing in real estate funds and secondary private equity; Heitman, a real estate manager; or Campbell, a timber manager. Derived average weighted NCCF Derived average weighted NCCF reflects the implied NCCF if annualized revenue impact of net flows represents asset flows at the weighted fee rate for BrightSphere overall (i.e. 41.1 bps in Q1 ‘18). For example, NCCF annualized revenue impact of $19.0 million divided by the average weighted fee rate of BrightSphere’s overall AUM of 41.1 bps equals the derived average weighted NCCF of $4.6 billion. n/m “Not meaningful.”